UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2020

GEE GROUP, INC.
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7751 Belfort Parkway, Suite 150. Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 630-954-0400

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	JOB	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 5, 2020 GEE Group, Inc., (the “Company”) entered into the Eighth Amendment dated as of May 5, 2020 (the "Amendment"), to the Revolving Credit, Term Loan and Security Agreement, dated as of March 31, 2017 (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Company, Scribe Solutions, Inc., a Florida corporation ("Scribe"), Agile Resources, Inc., a Georgia corporation ("Agile"), Access Data Consulting Corporation, a Colorado corporation ("Access"), Triad Personnel Services, Inc., an Illinois corporation ("Triad Personnel"), Triad Logistics, Inc., an Ohio corporation ("Triad Logistics"), Paladin Consulting, Inc., a Texas corporation ("Paladin"), BMCH, INC., an Ohio corporation ("BMCH"), GEE Group Portfolio Inc., a Delaware corporation and the surviving corporation of the merger of SNI Holdco Inc., a Delaware corporation, with and into GEE Group Portfolio Inc., a Delaware corporation ("SNI Holdings"), and SNI Companies, a Delaware corporation ("SNI" and together with Holdings, Scribe, Agile, Access, Triad Personnel, Triad Logistics, Paladin, BMCH, SNI Holdings and each other Person joined thereto as a borrower from time to time, collectively, the "Borrowers" and each a "Borrower"), each Subsidiary of the Company listed as a "Guarantor" on the signature pages thereto each lender named therein and (collectively, the "Lenders" and each a "Lender") and MGG Investment Group LP ("MGG"), as administrative agent, collateral agent and term loan agent for the Lenders (together with its successors and assigns, in such capacity, the "Agent”).

Pursuant to the Amendment, MGG and the Lenders agreed, among other things, to the incurrence by the Borrowers   of Indebtedness (as defined in the Credit Agreement) under the CARES Act Loan (as defined below) in an aggregate principal amount not to exceed at any time, a total amount outstanding equal to the sum of each of the individual loans as further described below. The Borrowers also agreed to comply with certain covenants regarding their use of the proceeds of any CARES Act Loan received by them, to promptly apply for forgiveness of any CARES Act Loan received by them and to submit any required documents in connection with such application for forgiveness by the required deadlines. For purposes of the Amendment, “Cares Act Loan” means collectively, one or more loans or any other financial accommodation under the Payroll Protection Program established pursuant to the CARES Act under 15 U.S.C. 636(a)(36) (as added to the Small Business Act by Section 1102 of the CARES Act); provided that (i) such Indebtedness is unsecured, (ii) the proceeds therefrom are used solely in a manner that is permitted by the CARES Act and (iii) the Loan Parties have fully complied with and satisfied all eligibility requirements under the Payroll Protection Program established pursuant to the CARES Act to borrow such Indebtedness. For purposes of the Amendment “CARES Act" means the Coronavirus Aid, Relief and Economic Security Act, as amended, and the related rules and regulations promulgated thereunder.

Pursuant to the Amendment, the parties also agreed to amend the required Fixed Charge Coverage Ratios for the Company and its subsidiaries on a Consolidated Basis (as defined in the Credit Agreement) measured on a trailing four quarter basis as follows:

Fiscal Quarter Ending	Minimum Fixed Charge Coverage Ratio
March 31, 2020	0.85 to 1.00
June 30, 2020	0.25 to 1.00
September 30, 2020	0.25 to 1.00
December 31, 2020	0.25 to 1.00
March 31, 2021	0.30 to 1.00
June 30, 2021	0.50 to 1.00
September 30, 2021	0.60 to 1.00
December 31, 2021	0.65 to 1.00
March 31, 2022	0.70 to 1.00
June 30, 2022	0.75 to 1.00
September 30, 2022	0.75 to 1.00
December 31, 2022	0.80 to 1.00
March 31, 2023	0.85 to 1.00

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Pursuant to the Amendment, the parties also agreed to amend the required minimum EBITDA of  the Company and its subsidiaries on a Consolidated Basis  measured on a trailing four quarter basis as follows:

Fiscal Quarter Ending	EBIDTA
March 31, 2020	$11,000,000
June 30, 2020	$4,500,000
September 30, 2020	$2,500,000
December 31, 2020	$2,000,000
March 31, 2021	$3,000,000
June 30, 2021	$4,000,000
September 30, 2021	$5,000,000
December 31, 2021	$6,000,000
March 31, 2022	$7,000,000
June 30, 2022	$7,500,000
September 30, 2022	$8,000,000
December 31, 2022	$8,500,000
March 31, 2023	$9,000,000

Pursuant to the Amendment, the parties also agreed to amend the Senior Leverage Ratio required to be maintained by the Company and its subsidiaries on a Consolidated Basis as the last day of each fiscal quarter in an amount not greater that the amounts indicated below:

Fiscal Quarter Ending	Senior Leverage Ratio
March 31, 2020	5.00 to 1.00
June 30, 2020	12.50 to 1.00
September 30, 2020	25.00 to 1.00
December 31, 2020	25.00 to 1.00
March 31, 2021	20.00 to 1.00
June 30, 2021	15.00 to 1.00
September 30, 2021	10.00 to 1.00
December 31, 2021	9.00 to 1.00
March 31, 2022	8.00to 1.00
June 30, 2022	7.50 to 1.00
September 30, 2022	7.00 to 1.00
December 31, 2022	7.00 to 1.00
March 31, 2023	6.50 to 1.00

A copy of the Amendment is attached hereto as Exhibit 10.1. The description of the Amendment contained in this Current Report on the Form 8-K is qualified in its entirety by reference to Exhibit 10.1.

In the latter part of April, 2020, the Company, Scribe, Agile, Access, Paladin, SNI, Triad Personnel, Triad Logistics and BMCH each qualified and applied for a loan from BBVA USA (“BBVA”) pursuant to the Payroll Protection Plan (the “PPP”) which was established under the Coronavirus Aid, Relief, and Economic Security Act (“the CARES Act”) and administered by the U.S. Small Business Administration (“SBA”). The PPP loans are   necessary to support ongoing operations due to current economic hardship and uncertainty and the significant negative effects on the business operations and activity levels of the applicants attributable to COVID-19 including the impact of “lock-downs”, “quarantines” and “shut-downs”. The applicants are highly leveraged and do not have access to other sources of liquidity from credit sources nor access to the capital markets in a manner that would not be significantly detrimental to the business. The PPP loans will be used primarily to restore employee pay-cuts, recall furloughed or laid-off employees, support the payroll costs for existing employees, hire new employees and for other allowable purposes including interest costs on certain mortgage and other obligations, rent and utilities. On May 5 and May 7, 2020, each of the Company, Scribe, Agile, Access, Paladin, SNI, Triad Personnel, Triad Logistics and BMCH executed a separate promissory note evidencing unsecured loans under the PPP.  The promissory note executed by the Company is for $1,991,468 (the “GEE Group Note”), the promissory note executed by Scribe is for $277.072 (the “Scribe Note”), the promissory note executed by Agile is for $1,206,130 (the “Agile Note”), the promissory note executed by Access is for $1,456,390 (the “Access Note”), the promissory note executed by Paladin is for $1,924,828 (the “Paladin Note”), the promissory note executed by SNI is for $10,000,000 (the “SNI Note”), the promissory note executed by Triad Personnel is for $403,785 (the “Triad Personnel Note”), the promissory note executed by Triad Logistics is for $78,496 (the “Triad Logistics Note”) and the promissory note executed by BMCH is for $3,447,578 (the “BMCH Note”). The GEE Group Note, the Scribe Note. the Agile Note, the Access Note, the Paladin Note, the SNI Note, the Triad Personnel Note, the Triad Logistics Note and the BMCH Note are referred to together as the “PPP Notes” and each individually as a “PPP Note”. The loans evidenced by the PPP Notes (the “PPP Loans”) are being made through BBVA as the lender.

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The PPP Loans have two-year terms and bear interest at a rate of 1.00% per annum. Monthly principal and interest payments under the PPP Loans are deferred for six months. Beginning seven months from the date of the PPP Notes, unless fully forgiven prior thereto, the applicable borrower will pay to BBVA monthly principal and interest payments, each in an amount that would fully amortize the unpaid principal balance of the applicable PPP Note over the then remaining term of the promissory note. The PPP Loans may be prepaid at any time prior to maturity with no prepayment penalties. The Agile Note matures on April 29, 2022. The GEE Group Note and the Paladin Note mature on April 30, 2022. The Scribe Note, the Access Note and the Triad Personnel Note mature on May 1, 2022.The SNI Note and the BMCH Note mature on May 4, 2022. The Triad Logistics Note matures on May 7, 2022.

The PPP Notes contain customary events of default relating to, among other things, payment defaults, making materially false and misleading representations to the SBA or lender, or breaching the terms of the PPP Loan documents. Upon an event of default BBVA may, among other things, require immediate payment of all amounts owing under the applicable PPP Note, collect all amounts owing from the applicable borrower, or file suit and obtain judgment.

Under the terms of the CARES Act, recipients of loans under the PPP can apply for and be granted forgiveness for all or a portion of the loan granted under the PPP. Such forgiveness will be determined, subject to several limitations, based on the use of the loan proceeds for permissible purposes which include the payment of  payroll costs, interest on mortgage obligations in place prior to February 15, 2020, rent with respect to leases in place before February 15, 2020 and utilities all of which must be made during the eight week period following the disbursements of the proceeds by the lender. However, no assurance is provided that forgiveness for any portion of the PPP Loans will be obtained.

The foregoing descriptions of the GEE Group Note,  the Scribe Note, the Agile Note, the Access Note, the Paladin Note, the SNI Note, the Triad Personnel Note, the Triad Logistics Note and the BMCH Note do not purport to be complete and are qualified in their entirety by reference to the full text of the GEE Group Note,  the Scribe Note, the Agile Note, the Access Note, the Paladin Note, the SNI Note, the Triad Personnel Note ,the Triad Logistics Note and   the BMCH Note, copies of which are filed as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10, respectively, to this Current Report on Form 8-K and are incorporated into this Item 1.01 by reference

Item 2.03 Creation of a Direct Financial Obligation.

The information contained in Item 1.01 of this Form is hereby incorporated by referenced into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1

Eighth Amendment dated as of May 5, 2020 to Revolving Credit, Term Loan and Security Agreement dated as of March 31, 2017 by and among GEE Group, Inc., the other Borrowers and Guarantors named therein, the lenders named therein and MGG Investment Group LP, as administrative agent, term loan agent and collateral agent for the lenders named therein

10.2	Promissory Note dated April 30, 2020 by GEE Group, Inc. in favor of BBVA USA, as lender
10.3	Promissory Note dated May 1, 2020 by Scribe Solutions, Inc. in favor of BBVA USA, as lender
10.4	Promissory Note dated April 29, 2020 by Agile Resources, Inc. in favor of BBVA USA, as lender
10.5	Promissory Note dated May 1, 2020 by Access Data Consulting Corporation. in favor of BBVA USA, as lender
10.6	Promissory Note dated April 30, 2020 by Paladin Consulting, Inc. in favor of BBVA USA, as lender
10.7	Promissory Note dated May 4, 2020 by SNI Companies, Inc. in favor of BBVA USA, as lender
10.8	Promissory Note dated May 1, 2020 by Triad Personnel Services, Inc. in favor of BBVA USA, as lender
10.9	Promissory Note dated May 7, 2020 by Triad Logistics, Inc. in favor of BBVA USA, as lender
10.10	Promissory Note dated May 4, 2020 by BMCH, Inc. in favor of BBVA USA, as lender

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GEE GROUP, INC.

Date: May 11, 2020	By	/s/ Kim Thorpe
Kim Thorpe
Chief Financial Officer

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